SCHEDULE 14A
                               (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION,
        Proxy Statement Pursuant to Section 14(a) of the Securities
                            Exchange Act of 1934

     Filed by the Registrant [ ]

     Filed by a Party other than the Registrant [X]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement         [ ] Confidential, For Use
                                                 of the Commission Only
                                                 (as permitted by
                                                 Rule l4a-6(e)(2))

     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [X] Soliciting Material Pursuant to Rule 14a-11 (c) or Rule I4a-12

                      DAWSON PRODUCTION SERVICES, INC.
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              (Name of Registrant as Specified in Its Charter)

                           KEY ENERGY GROUP, INC.

                         MIDLAND ACQUISITION CORP.
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